UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2022

Akero Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38944	81-5266573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Boulevard, Suite 350 South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 487-6488

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AKRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 14, 2022, Akero Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Jefferies LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell 7,692,308 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), to the Underwriters at a public offering price of $26.00 per share (the “Offering”). Under the terms of the Underwriting Agreement, the Company also granted the Underwriters an option exercisable for 30 days to purchase up to an additional 1,153,846 shares of Common Stock at the same price per share, which was exercised in full on September 15, 2022. The Offering is expected to close on September 19, 2022, subject to customary closing conditions.

The net proceeds to the Company from the Offering are expected to be approximately $215.8 million after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company, including the full exercise by the Underwriters of their option to purchase additional shares from the Company. The Company intends to use the net proceeds from the Offering, together with its existing cash, cash equivalents and marketable securities and potentially funds available under its agreement with Hercules Capital, Inc., to continue to advance the clinical development of EFX, including the Company’s ongoing Phase 2b HARMONY trial, its ongoing Phase 2b SYMMETRY trial, an expansion cohort of the SYMMETRY trial, manufacture of drug product for Phase 3 clinical trials, and initiation of its planned Phase 3 clinical trial program, with the remainder for working capital and other general corporate purposes. The Company may also use a portion of its net proceeds, together with its existing cash, cash equivalents and marketable securities and potentially funds available under its agreement with Hercules Capital, Inc., to develop, co-develop, acquire or invest in products, that are complementary to EFX to expand its pipeline. However, the Company currently does not have any agreements or commitments to complete any such transaction. The Company believes that the net proceeds from this offering, together with its cash, cash equivalents and marketable securities and potentially funds available under its agreement with Hercules Capital, Inc. will be sufficient to fund its current operating plan into 2025.

The Offering was made pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-256229) (the “Registration Statement”), which was previously filed with the Securities and Exchange Commission and automatically became effective on May 18, 2021, and a related prospectus included in the Registration Statement, as supplemented by a preliminary prospectus supplement dated September 14, 2022 and a final prospectus supplement dated September 14, 2022.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and also provides for customary indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates and were solely for the benefit of the parties to such agreement. The foregoing summary of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Goodwin Procter LLP, counsel to the Company, delivered an opinion as to legality of the issuance and sale of the Common Stock in the Offering, a copy of which is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and certain of the materials filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Offering, and expectations regarding our cash runway, use of capital, expenses and other future financial results. The words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements, such as those related to the anticipated closing of the Offering, are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K or the materials furnished or filed herewith, including, without limitation, uncertainties related to market conditions and the completion of the Offering on the anticipated terms or at all. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, as well as any subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated as of September 14, 2022, by and between the Company, J.P. Morgan, Morgan Stanley and Jefferies, as representatives of the several underwriters named therein

5.1	Opinion of Goodwin Procter LLP

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2022	AKERO THERAPEUTICS, INC.

	By:	/s/ Andrew Cheng
Andrew Cheng, M.D., Ph.D.
President and Chief Executive Officer